                                                                       Exhibit 5


                             JOINT FILING AGREEMENT
                           DATED AS OF JULY 25, 2002


     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of Matlin Patterson LLC, Matlin Patterson Asset Management LLC, Matlin Patterson Global Advisers LLC, Links Partners, L.P., Inland Partners, L.P., Coryton Management Ltd., Arthur Coady, Elias Sabo, I. Joseph Massoud, Hemisphere Global Opportunities Partners, Ltd., Mutual Trust Management (Bermuda) Limited, Matlin Patterson Global Opportunities Partners L.P. and Matlin Patterson Global Opportunities Partners (Bermuda) L.P., on behalf of each of them a statement on
Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Personnel Group of America, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 25th day of July 2002.

                          MATLIN PATTERSON LLC

                          By:  /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:    Mark R. Patterson
                               Title:   Member


                          MATLIN PATTERSON ASSET MANAGEMENT LLC

                          By:  Matlin Patterson LLC, its manager

                          By:  /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:    Mark R. Patterson
                               Title:   Member


                          MATLIN PATTERSON GLOBAL ADVISERS LLC

                          By:  /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:    Mark R. Patterson
                               Title:   Director

                          LINKS PARTNERS, L.P.

                          By:  Coryton Management Ltd., its general
                               partner

                          By:  /s/ Arthur Coady
                               --------------------------------------------
                               Name:    Arthur Coady
                               Title:   President


                          INLAND PARTNERS, L.P.

                          By:  Coryton Management Ltd., its general
                               partner

                          By:  /s/ Arthur Coady
                               --------------------------------------------
                               Name:    Arthur Coady
                               Title:   President


                          CORYTON MANAGEMENT LTD.

                          By:  /s/ Arthur Coady
                               --------------------------------------------
                               Name:    Arthur Coady
                               Title:   President


                          ARTHUR COADY

                          By:  /s/ Arthur Coady
                               --------------------------------------------
                               Name:    Arthur Coady


                          ELIAS SABO

                          By:   /s/ Elias Sabo
                                --------------------------------------------
                                Name:   Elias Sabo


                          I. JOSEPH MASSOUD

                          By:    /s/ I. Joseph Massoud
                                 -------------------------------------------
                                 Name:  I. Joseph Massoud

                          HEMISPHERE GLOBAL OPPORTUNITIES PARTNERS, LTD.

                          By:  /s/ Marty Brandt
                               --------------------------------------------
                               Name:    Marty Brandt
                               Title:   Director


                          MUTUAL TRUST MANAGEMENT (BERMUDA) LIMITED

                          By:  /s/ David Doyle
                               --------------------------------------------
                               Name:    David Doyle
                               Title:   Director


                          MATLIN PATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                          By:  Hemisphere Global Opportunities Partners, Ltd.

                          By:  /s/ Marty Brandt
                               ---------------------------------------------
                               Name:    Marty Brandt
                               Title:   Director


                          MATLIN PATTERSON GLOBAL OPPORTUNITIES PARTNERS (BERMUDA) L.P

                          By:  Hemisphere Global Opportunities Partners, Ltd.

                          By:  /s/ Marty Brandt
                               ---------------------------------------------
                               Name:    Marty Brandt
                               Title:   Director